Filed Pursuant to Rule 497(e)

Registration No. 033-79180

Gabelli Gold Fund, Inc. (the “Fund”)

Supplement dated March 31, 2022 to the Class I Summary Prospectus and Prospectus, and Statement of Additional Information dated April 30, 2021

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), Prospectus (the “Prospectus”), and the Statement of Additional Information (the “SAI”), each dated April 30, 2021, of the Fund. Unless otherwise indicated, all other information included in the Prospectus, SAI and Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement shall have the meanings ascribed to such terms in the registration statement.

Effective April 1, 2022, Class I shares are available to investors with a minimum investment of $50,000 when purchasing the shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary.

As a result, effective April 1, 2022, corresponding changes are incorporated in all applicable places in the Summary Prospectus, the Prospectus and the SAI to reflect this change.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE